Exhibit 10.2B
REALPAGE, INC.
AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN
NOTICE OF GRANT OF RESTRICTED SHARES
     Unless otherwise defined herein, the terms defined in the Amended and Restated 1998 Stock Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Stock Option (the “Notice of Grant”) and Terms and Conditions of Restricted Shares, attached hereto as Exhibit A (together, the “Agreement”).
     Name:
     Address:
     The undersigned (the “Participant”) has been granted a right to purchase Common Stock of the Corporation, subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Total Number of Shares Granted:

Total Purchase Price:	$

     Vesting Schedule:
     Subject to any accelerated vesting provisions in the Plan, five percent (5%) of the Restricted Shares granted hereunder (the “Shares”) shall vest quarterly beginning on the first day of the calendar quarter immediately following the Vesting Commencement Date for fifteen (15) consecutive calendar quarters, and the remaining twenty-five percent (25%) of the Shares shall vest on the first day of the next following calendar quarter so that the Shares shall be fully vested and all restrictions shall be fully lapsed on                     , subject to Participant continuing to be an Employee or Consultant of the Corporation, a Parent Corporation or a Subsidiary (a “Service Provider”) through each such vesting date.
     Shares which remain subject to a Restricted Period are referred to herein as “Unvested Restricted Shares.” The Shares which have vested shall be delivered to Participant in accordance with the terms of the escrow agreement (see Section 10 of Exhibit A).
     Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Corporation upon any change in the residence address indicated below.

PARTICIPANT	REALPAGE, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

EXHIBIT A
TERMS AND CONDITIONS OF RESTRICTED SHARE GRANT
     1. Grant of Restricted Shares. The Committee hereby grants the Participant named in the Notice of Grant of Restricted Shares (“Participant”) under the Plan for past services and as separate incentive in connection with his or her services and not in lieu of any salary or other compensation for his or her services, the number of Shares set forth in the Notice of Grant of Restricted Shares, subject to all of the terms and conditions of the Plan, which is incorporated herein by reference, and this Agreement. Subject to Section 21.02 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.
     2. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Award of Restricted Shares is granted, Participant shall, if required by the Corporation, concurrently with the grant of this Award of Restricted Shares, deliver to the Corporation his or her Investment Representation Statement in the form attached hereto as Exhibit B.
     3. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Corporation or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Corporation held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Corporation not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Corporation filed under the Securities Act (or such other period as may be requested by the Corporation or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).
     Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Corporation or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Corporation or the representative of the underwriters of Common Stock (or other securities) of the Corporation, Participant shall provide, within ten (10) days of such request, such information as may be required by the Corporation or such representative in connection with the completion of any public offering of the Corporation’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 3 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Corporation may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Restricted Shares Award or shares acquired pursuant to the Award of Restricted Shares shall be bound by this Section 3.
     4. Non-Transferability of Restricted Shares. This Award of Restricted Shares may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.
     5. Tax Consequences. Participant has reviewed with Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Corporation or any of its agents. Participant understands that Participant (and not the Corporation) shall be responsible for Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. Participant understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value Per Share of the Shares as of each vesting date. Participant understands that Participant may elect to be taxed at the time the Shares are granted rather than when such Shares vest by filing an election under Section 83(b) of the Code (“83(b) Election”) with the IRS within thirty (30) days from the date of grant of the Award of Restricted Shares. The form for making this election is attached as Exhibit C-3 hereto.
     THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE CORPORATION’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.
     6. Tax Withholding. Notwithstanding any contrary provision of this Agreement, no Restricted Shares may be released from the escrow established pursuant to Section 10, unless and until satisfactory arrangements (as determined by the Committee) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. Pursuant to such procedures as the Committee may specify from time to time, the Corporation shall withhold the minimum amount required to be withheld for the payment of income, employment and other taxes which the Corporation determines must be withheld (the “Tax Withholding”) with respect to the filing of an 83(b) Election, or if an 83(b) Election is not filed or not timely filed, upon each vesting date, by, in the Committee’s discretion: (i) withholding otherwise deliverable Shares having a fair market value equal to the minimum amount of such Tax Withholding, (ii) withholding the amount of such Tax Withholding from Participant’s paycheck(s), (iii) requiring Participant to make appropriate arrangements with the Corporation (or the Parent Corporation or Subsidiary employing or retaining Participant) for the satisfaction of all Tax Withholding, or (iv) a combination of the foregoing. The Corporation shall not retain fractional Shares to satisfy any portion of the Tax Withholding. Accordingly, if any withholding is done through the withholding of Shares, Participant shall pay to the Corporation an amount in cash sufficient to satisfy the remaining Tax Withholding due and payable as a result of the Corporation not retaining fractional Shares. Should the Corporation be unable to procure such cash amounts from Participant, Participant agrees and acknowledges that Participant is giving the Corporation permission to withhold from Participant’s paycheck(s) an amount equal to the remaining Tax Withholding due and payable as a result of the Corporation not retaining fractional Shares. Participant acknowledges and agrees that the Corporation may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time they are due.
     7. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE CORPORATION (OR THE PARENT CORPORATION OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED SHARES OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE CORPORATION (OR THE PARENT CORPORATION OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
     8. Forfeiture Upon Termination. Subject to Section 14.02 of the Plan, Unvested Restricted Shares subject to the Restricted Period shall be forfeited upon Participant ceasing to be a Service Provider in accordance with Section 14.05(c) of the Plan. Participant hereby appoints the Escrow Agent with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such Unvested Restricted Shares to the Company upon such termination of service.
     9. Restriction on Transfer. Except for the escrow described in Section 10 or transfer of the Shares to the Corporation or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares shall have vested in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution. Any distribution or delivery to be made to Participant under this Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, to the administrator or executor of Participant’s estate. Any such transferee must furnish the Corporation with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Corporation to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.
     10. Escrow of Shares.
          (a) All Restricted Shares will, upon execution of this Agreement, be delivered and deposited with an escrow holder designated by the Corporation (the “Escrow Holder”), together with the Assignment Separate from Certificate (the “Stock Assignment”) duly endorsed in blank, attached hereto as Exhibit C-1. The Restricted Shares and the Stock Assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Corporation and Participant attached as Exhibit C-2 hereto.
          (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unvested Restricted Shares in escrow and while acting in good faith and in the exercise of its judgment.
          (c) Upon Participant’s termination as a Service Provider for any reason, subject to Section 14.02 of the Plan, upon receipt of written notice of such termination, shall take all steps necessary to accomplish the transfer of Unvested Restricted Shares to the Corporation. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such Unvested Restricted Shares to the Corporation upon such termination.
          (d) The Escrow Holder will take all steps necessary to accomplish the transfer of Shares to Participant after they vest following Participant’s request that the Escrow Holder do so.
          (e) Subject to the terms hereof, Participant shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon.
          (f) In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Corporation affecting the Common Stock, the Shares shall be increased, reduced or otherwise changed, and by virtue of any such change Participant shall in his or her capacity as owner of the Unvested Restricted Shares that have been awarded to him or her be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities shall thereupon be considered to be “Unvested Restricted Shares” and shall be subject to all of the conditions and restrictions which were applicable to the Unvested Restricted Shares pursuant to this Agreement. If Participant receives rights or warrants with respect to any Unvested Restricted Shares, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants shall be considered to be Unvested Restricted Shares and shall be subject to all of the conditions and restrictions which were applicable to the Unvested Restricted Shares pursuant to this Agreement. The Committee in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.
     11. Corporation’s Right of First Refusal. Subject to Section 8, before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Corporation or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 11 (the “Right of First Refusal”).
          (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Corporation a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Corporation or its assignee(s).
          (b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Corporation and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.
          (c) Purchase Price. The purchase price (“Right of First Refusal Price”) for the Shares purchased by the Corporation or its assignee(s) under this Section 11 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.
          (d) Payment. Payment of the Right of First Refusal Price shall be made, at the option of the Corporation or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Corporation (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.
          (e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Corporation and/or its assignee(s) as provided in this Section 11, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 11 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Corporation, and the Corporation and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
          (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 11 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 11. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, including but not limited to this

Section 11 and Section 8, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 11.
          (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Corporation to the general public, or (ii) a transaction described in Section 20.02(a) of the Plan in which the successor corporation has equity securities that are publicly traded.
     12. Restrictive Legends and Stop-Transfer Orders.
          (a) Legends. Participant understands and agrees that the Corporation shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Corporation or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPO-THECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL AND FORFEITURE RIGHTS IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED SHARE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND FORFEITURE RIGHTS IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE CORPORATION’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE CORPORATION OR THE MANAGING UNDERWRITER.
          (b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer. The Corporation shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
     13. Notices. Any notice, demand or request required or permitted to be given by either the Corporation or Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.
     Any notice to the Escrow Holder shall be sent to the Corporation’s address with a copy to the other party not sending the notice.
     14. No Waiver. Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.
     15. Successors and Assigns. The Corporation may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Corporation. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Corporation.
     16. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Corporation forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.
     17. Additional Documents. Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.
     18. Governing Law; Severability. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Texas. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect.
     19. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Corporation and Participant.

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

CORPORATION	:	REALPAGE, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:
     In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Corporation the following:
          (a) Participant is aware of the Corporation’s business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
          (b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Corporation is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.
          (c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Shares Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Corporation, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.
          In the event that the Corporation does not qualify under Rule 701 at the time of grant of the Restricted Shares Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Corporation; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.
          (d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT C-1
ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED I,                                         , hereby sell, assign and transfer unto RealPage, Inc.                       shares of the Common Stock of RealPage, Inc. standing in my name on the books of said corporation represented by Certificate No. ___ herewith and do hereby irrevocably constitute and appoint                                          to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between RealPage, Inc. and the undersigned dated                     , ___ (the “Agreement”).

Dated: ,___	Signature:
INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Corporation to transfer the Unvested Restricted Shares to the Corporation upon Participant’s termination as a Service Provider, without requiring additional signatures on the part of the Participant.

EXHIBIT C-2
JOINT ESCROW INSTRUCTIONS
                                        , ____
Corporate Secretary
RealPage, Inc.
4000 International Parkway
Carrollton, Texas 75007-1913
Dear                                         :
     As Escrow Agent for both RealPage, Inc. (the “Corporation”), and the undersigned recipient of stock of the Corporation (the “Participant”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Share Agreement (the “Agreement”) between the Corporation and the undersigned, in accordance with the following instructions:
     1. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Corporation or its assignee.
     2. Participant irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Participant does hereby irrevocably constitute and appoint you as Participant’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 2, Participant shall exercise all rights and privileges of a stockholder of the Corporation while the stock is held by you.
     3. Upon written request of the Participant, but no more than once per calendar year, unless the shares are forfeited, you shall deliver to Participant a certificate or certificates representing so many shares of stock that have vested. Within one hundred and twenty (120) days after cessation of Participant’s continuous employment by or services to the Corporation, or any parent or subsidiary of the Corporation, you shall deliver to Participant a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement that have vested. Upon any forfeiture of such shares, you shall deliver or electronically transfer such shares to the Company.
     4. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Participant, you shall deliver all of the same to Participant and shall be discharged of all further obligations hereunder.

     5. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
     6. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Participant while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
     7. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
     8. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
     9. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.
     10. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.
     11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation shall appoint a successor Escrow Agent.
     12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
     13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten (10) days advance written notice to each of the other parties hereto.
     15. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.
     16. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.
     17. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of the State of Texas.

PARTICIPANT	REALPAGE, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

ESCROW AGENT

Corporate Secretary

Dated:

EXHIBIT C-3
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below.
1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	SPOUSE:

ADDRESS:

TAXPAYER IDENTIFICATION NO.:                                                TAXABLE YEAR:
2.	The property with respect to which the election is made is described as follows: shares (the “Shares”) of the Common Stock of RealPage, Inc. (the “Corporation”).

3.	The date on which the property was transferred is: , .

4.	The property is subject to the following restrictions:
The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Corporation. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.
5.	The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms shall never lapse, of such property is: $ .

6.	The amount (if any) paid for such property is: $ .
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	, ___

Taxpayer
The undersigned spouse of taxpayer joins in this election.

Dated:	, ___

Spouse of Taxpayer